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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                                 VitalWorks Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                         000-25311               59-2248411
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(State or other jurisdiction of          (Commission            (IRS Employer
       incorporation)                    File Number)        Identification No.)


239 Ethan Allen Highway, Ridgefield, CT                             06877
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 203-894-1300

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

     On July 27, 2004, VitalWorks Inc. announced that, effective September 1, 2004, Stephen N. Kahane, M.D., M.S., will become the company's President and Chief Executive Officer, replacing Joseph M. Walsh. Dr. Kahane is currently the company's Chief Strategy Officer. Mr. Walsh will remain the company's Chairman of the Board. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              See the Exhibit Index attached to this Current Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VITALWORKS INC.

                                              By:  /s/ Stephen Hicks
                                                   ----------------------
                                                   Name:   Stephen Hicks
                                                   Title:  Vice President and
                                                           General Counsel

Date:    July 28, 2004

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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press release dated July 27, 2004